VirTra Reports Second Quarter and Six Month 2019 Financial Results

TEMPE, Ariz. — August 13, 2019 — VirTra, Inc. (NASDAQ: VTSI) (“VirTra”), a global provider of training simulators for the law enforcement, military, educational and commercial markets, reported results for the second quarter and six months ended June 30, 2019. The unaudited financial statements and notes thereto are available on VirTra’s website and here.

Second Quarter 2019 and Recent Highlights:

●	Received two new orders for driving simulators from the Department of State for Pakistan in support of U.S. Foreign Assistance programs, with a total contract value of approximately $782,000

●	Expanded simulator deployments across Southern California with recent contract wins and installations in four separate departments for a cumulative value of nearly $780,000

●	Received a follow-on order from the U.S. Department of Homeland Security for Customs and Border Protection (CBP) valued at approximately $630,000 for annual service agreements

●	Engaged JL O’Connell & Associates, a highly regarded business development consultancy, to expand VirTra’s sales and marketing efforts in the military market

Second Quarter and Six Month 2019 Financial Highlights:

All figures in millions, except per share data	Q2 2019	Q2 2018	% Δ	YTD 2019	YTD 2018	% Δ
Total Revenue	$3.05	$8.71	-65%	$6.11	$12.00	-49%

Gross Profit	$1.52	$5.74	-74%	$3.32	$8.01	-59%
Gross Margin	49.6%	66.0%	-25%	54.3%	66.7%	-19%

Net (Loss)/Income	$(0.63)	$2.11	N/A	$(0.95)	$2.03	N/A
Diluted EPS	$(0.08)	$0.26	N/A	$(0.12)	$0.25	N/A

Management Commentary

“In the second quarter of 2019, we continued implementing new business expansion initiatives, which will take time to mature, but which we believe will increase our competitive advantage, expand and diversify our revenue base, and ultimately, create a more stable and robust business,” said Bob Ferris, Chairman and CEO of VirTra. “While our financial results for the second quarter were lighter than we would have liked, we made significant progress against our strategic, long-term growth plan.

“Due to our traditional hardware sales model and the way in which revenue is recognized, our business has historically experienced fluctuations from quarter-to-quarter. From a financial perspective, the second quarter was an extreme example of these quarterly oscillations. Our year-over-year results were exacerbated by a tough comparison from the second quarter of 2018, in which we recognized a $4.2 million order for simulators and accessories from one of our federal customers. This was further exacerbated by several installation postponements from multiple customers in Q2 2019. However, the good news is our new sales are robust as evidenced by our record backlog of approximately $10.1 million.

“Nevertheless, we made substantial operational progress this past quarter generating new business, increasing our sales pipeline, and pursuing our strategic initiatives. We expanded our presence in Southern California and recently received two new orders from the Department of State for driving simulators. We’ve also made progress building our recurring revenue base by securing multiple STEP contracts. We hired an experienced consultant to help propel our sales and marketing efforts in the massive military market. In addition, we’ve strengthened VirTra’s brand by expanding our relationships with strategic partners, performing a record number of product demonstrations for potential customers, and exhibiting at a variety of trade shows.

“Ultimately, we remain encouraged by the operational success we’ve experienced in the first half of the year and are confident that the strategic initiatives we’ve implemented will have positive, material impacts on our business over the long-run. We’re excited about what the future holds for VirTra as we work diligently to scale these new programs, improve the quality of training worldwide, and grow our business over the next several quarters and years.”

Second Quarter 2019 Financial Results

Total revenue was $3.1 million compared to $8.7 million in the second quarter of 2018. The decrease in total revenue was due to a reduction in the number of simulators and accessories delivered compared to the same period in 2018.

Gross profit was $1.5 million (49.6% of total revenue) compared to $5.7 million (66.0% of total revenue) in the second quarter of 2018. The decrease in gross profit was primarily due to differences in the product mix and the quantity of systems, accessories, and services sold.

Net operating expense was $2.4 million compared to $2.8 million in the second quarter of 2018. The decrease in net operating expense was due to reduced selling, general and administrative expenses (“SG&A”), costs for labor, benefits, professional services, and public company expense compared to the second quarter of 2018.

Loss from operations was $883,000 compared to income from operations of $3.0 million in the second quarter of 2018.

Net loss totaled $634,000, or $(0.08) per diluted share, compared to net income of $2.1 million, or $0.26 per diluted share in the second quarter of 2018.

Adjusted EBITDA loss, a non-GAAP financial measure, was $604,000 compared to positive adjusted EBITDA of $3.2 million in the same period a year-ago.

As of June 30, 2019, cash and cash equivalents and certificates of deposit totaled $3.3 million compared to $4.6 million at the end of the prior quarter and working capital was $4.8 million.

Financial Results for the Six Months Ended June 30, 2019

Total revenue was $6.1 million compared to $12.0 million in the first six months of 2018. The decrease in total revenue was due to a reduction in the number of simulators and accessories delivered compared to the same period in 2018.

Gross profit was $3.3 million (54.3% of total revenue) compared to $8.0 million (66.7% of total revenue) in the first six months of 2018. The decrease in gross profit was primarily due to differences in the product mix and the quantity of systems, accessories, and services sold.

Net operating expense was $4.7 million compared to $5.2 million in the first six months of 2018. The decrease in net operating expense was due to reduced SG&A, costs for labor, benefits, professional services, and public company expense compared to the same period in 2018.

Loss from operations was $1.3 million compared to income from operations of $2.8 million in the first six months of 2018.

Net loss totaled $947,000, or $(0.12) per diluted share, compared to net income of $2.0 million, or $0.25 per diluted share in the comparable period a year ago.

Adjusted EBITDA loss was $883,000 compared to positive adjusted EBITDA of $3.1 million in the first six months of 2018.

Deferred revenue totaled $3.9 million as of June 30, 2019, compared to $2.9 million as of June 30, 2018. The current portion of deferred revenue was $2.7 million as of June 30, 2019, compared to $1.9 million as of June 30, 2018. The increase in deferred revenue was primarily due to customer deposits received on new orders, new service agreements, and new STEP agreements received.

Conference Call

VirTra management will hold a conference call today (August 13, 2019) at 4:30 p.m. Eastern time (1:30 p.m. Pacific time) to discuss these results. VirTra’s Chairman and CEO, Bob Ferris, and CFO, Judy Henry, will host the call, followed by a question and answer period.

U.S. dial-in number: 888-428-7458

International number: 862-298-0702

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact VirTra’s IR team at 949-574-3860.

The conference call will be broadcast live and available for replay here and via the investor relations section of VirTra’s website.

A replay of the conference call will be available after 7:30 p.m. Eastern time on the same day through August 27, 2019.

Toll-free replay number: 877-481-4010

International replay number: 919-882-2331

Replay ID: 52547

About VirTra

VirTra (NASDAQ: VTSI) is a global provider of judgmental use of force training simulators, firearms training simulators and driving simulators for the law enforcement, military, educational and commercial markets. The company’s patented technologies, software, and scenarios provide intense training for de-escalation, judgmental use-of-force, marksmanship and related training that mimics real-world situations. VirTra’s mission is to save and improve lives worldwide through practical and highly-effective virtual reality and simulator technology. Learn more about the company at www.VirTra.com.

About the Presentation of Adjusted EBITDA

Adjusted earnings before interest, income taxes, depreciation and amortization and before other non-operating costs and income (“Adjusted EBITDA”) is a non-GAAP financial measure. Adjusted EBITDA also includes non-cash stock option expense and other than temporary impairment loss on investments. Other companies may calculate Adjusted EBITDA differently. VirTra calculates its Adjusted EBITDA to eliminate the impact of certain items it does not consider to be indicative of its performance and its ongoing operations. Adjusted EBITDA is presented herein because management believes the presentation of Adjusted EBITDA provides useful information to VirTra’s investors regarding VirTra’s financial condition and results of operations and because Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in VirTra’s industry, several of which present a form of Adjusted EBITDA when reporting their results. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of VirTra’s results as reported under accounting principles generally accepted in the United States of America (“GAAP”). Adjusted EBITDA should not be considered as an alternative for net income, cash flows from operating activities and other consolidated income or cash flows statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. A reconciliation of net loss to Adjusted EBITDA is provided in the following table:

	Three Months Ended				Six Months Ended
	June 30,	June 30,	Increase	%	June 30,	June 30,	Increase	%
	2019	2018	(Decrease)	Change	2019	2018	(Decrease)	Change

Net (loss) income	$(633,731)	$2,112,937	$(2,746,668)	-130%	$(946,633)	$2,027,150	$(2,973,783)	-147%
Adjustments:
Depreciation and amortization	144,061	74,587	69,474	93%	285,844	143,206	142,638	100%
Non-cash stock option expense	-	4,860	(4,860)	-100%	-	4,860	(4,860)	-100%
Impairment loss on That’s Eatertainment	-	134,140	(134,140)	-100%	-	134,140	(134,140)	-100%
Reserve for note receivable	102,473	-	102,473	100%	102,473	-	102,473	100%
(Benefit) provision for income taxes	(217,248)	864,941	(1,082,189)	-125%	(324,248)	835,747	(1,159,995)	-139%

Adjusted EBITDA	$(604,445)	$3,191,465	$(3,795,910)	-119%	$(882,564)	$3,145,103	$(4,027,667)	-128%

Forward-Looking Statements

The information in this discussion contains forward-looking statements and information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “should,” “could,” “predicts,” “potential,” “continue,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements. All forward-looking statements in this document are made based on our current expectations, forecasts, estimates and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. In evaluating these statements, you should specifically consider various factors, uncertainties and risks that could affect our future results or operations. These factors, uncertainties and risks may cause our actual results to differ materially from any forward-looking statement set forth in the reports we file with or furnish to the SEC. You should carefully consider these risk and uncertainties described and other information contained in the reports we file with or furnish to the Securities and Exchange Commission before making any investment decision with respect to our securities. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.

Investor Relations Contact:

Matt Glover or Charlie Schumacher

VTSI@gatewayir.com

949-574-3860

VIRTRA, INC.

CONDENSED BALANCE SHEETS

	June 30, 2019	December 31, 2018
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,393,701	$2,500,381
Certificates of deposit	1,880,000	3,490,000
Accounts receivable, net	2,066,428	1,302,010
Interest receivable	24,295	21,385
That’s Eatertainment note receivable, net, related party	-	292,138
Trade note receivable, net	-	96,282
Inventory, net	2,513,878	1,612,002
Unbilled revenue	1,044,691	689,153
Prepaid expenses and other current assets	592,358	377,520

Total current assets	9,515,351	10,380,871

Long-term assets:
Property and equipment, net	844,027	678,245
Operating lease right-of-use asset	1,534,225	-
Intangible assets, net	156,296	-
That’s Eatertainment note receivable, long term, related party	292,138	-
Trade note receivable, long term	-	6,843
Security deposits, long-term	19,712	339,756
Other assets, long-term	372,566	292,298
Deferred tax asset, net	2,729,000	2,400,000
Investment in That’s Eatertainment, related party	1,120,000	1,120,000

Total long-term assets	7,067,964	4,837,142

Total assets	$16,583,315	$15,218,013

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$814,518	$429,949
Accrued compensation and related costs	544,249	613,691
Accrued expenses and other current liabilities	399,122	632,606
Note payable, current	11,250	11,250
Operating lease liability, short-term	278,628	-
Deferred revenue, short-term	2,687,110	1,924,307

Total current liabilities	4,734,877	3,611,803

Long-term liabilities:
Deferred revenue, long-term	1,188,196	962,356
Deferred rent liability	-	46,523
Operating lease liability, long-term	1,326,464	-

Total long-term liabilities	2,514,660	1,008,879

Total liabilities	7,249,537	4,620,682

Commitments and contingencies (See Note 10)

Stockholders’ equity:
Preferred stock $0.0001 par value; 2,500,000 authorized; no shares issued or outstanding	-	-
Common stock $0.0001 par value; 50,000,000 shares authorized; 7,739,255 shares issued and outstanding as of June 30, 2019 and 7,827,651 issued and 7,816,944 shares outstanding as of December 31, 2018	774	783
Class A common stock $0.0001 par value; 2,500,000 shares authorized; no shares issued or outstanding	-	-
Class B common stock $0.0001 par value; 7,500,000 shares authorized; no shares issued or outstanding	-	-
Treasury stock at cost; nil shares outstanding as of June 30, 2019 and 10,707 shares outstanding as of December 31, 2018.	-	(37,308)
Additional paid-in capital	13,918,615	14,272,834
Accumulated deficit	(4,585,611)	(3,638,978)

Total stockholders’ equity	9,333,778	10,597,331

Total liabilities and stockholders’ equity	$16,583,315	$15,218,013

VIRTRA, INC.

CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Revenues:
Net sales	$3,002,381	$8,278,579	$6,014,082	$11,521,402
That’s Eatertainment royalties/licensing fees, related party	32,795	427,433	72,432	473,401
Other royalties/licensing fees	19,137	2,180	19,137	2,180
Total revenue	3,054,313	8,708,192	6,105,651	11,996,983

Cost of sales	1,539,267	2,964,997	2,790,136	3,991,152

Gross profit	1,515,046	5,743,195	3,315,515	8,005,831

Operating expenses:
General and administrative	2,044,860	2,480,851	3,946,791	4,534,156
Research and development	353,665	305,738	709,306	673,282

Net operating expense	2,398,525	2,786,589	4,656,097	5,207,438

(Loss) income from operations	(883,479)	2,956,606	(1,340,582)	2,798,393

Other income (expense)
Other income	33,449	22,177	75,732	65,475
Other expense	(949)	(905)	(6,031)	(971)

Net other income	32,500	21,272	69,701	64,504

(Loss) income before provision for income taxes	(850,979)	2,977,878	(1,270,881)	2,862,897

(Benefit) provision for income taxes	(217,248)	864,941	(324,248)	835,747

Net (loss) income	$(633,731)	$2,112,937	$(946,633)	$2,027,150

Net (loss) income per common share:
Basic	$(0.08)	$0.27	$(0.12)	$0.26
Diluted	$(0.08)	$0.26	$(0.12)	$0.25

Weighted average shares outstanding:
Basic	7,735,303	7,907,390	7,750,370	7,905,849
Diluted	7,735,303	8,255,299	7,750,370	8,251,640

VIRTRA, INC.

CONDENSED STATEMENTS OF CASH FLOWS

	Six Months Ended
	June 30, 2019	June 30, 2018

Cash flows from operating activities:
Net (loss) income	$(946,633)	$2,027,150
Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities:
Depreciation and amortization	285,844	143,206
Deferred taxes	(329,000)	824,182
Impairment of investment in That’s Eatertainment, related party	-	134,140
Stock compensation	-	4,860
Reserve for note receivable	102,474	-
Changes in operating assets and liabilities:
Accounts receivable, net	(764,418)	(3,412,430)
Trade note receivable, net	651	-
Interest receivable	(2,910)	-
Inventory	(901,876)	(80,650)
Unbilled revenue	(355,538)	922,730
Prepaid expenses and other current assets	(214,838)	(141,378)
Other assets	(80,268)	-
Security deposits, long-term	320,044	-
Accounts payable and other accrued expenses	81,643	787,124
Payments on operating lease liability	(116,288)	-
Deferred revenue	988,643	(1,081,018)

Net cash (used in) provided by operating activities	(1,932,470)	127,916

Cash flows from investing activities:
Purchase of certificates of deposit	(1,880,000)	-
Redemption of certificates of deposit	3,490,000	-
Purchase of intangible assets	(160,000)	-
Purchase of property and equipment	(309,921)	(287,773)
Proceeds from sale of property and equipment	2,631	-

Net cash provided (used in) investing activities	1,142,710	(287,773)

Cash flows from financing activities:
Repurchase of stock options	(4,367)	(32,000)
Stock options exercised	5,651	10,500
Purchase of treasury stock	(318,204)	-

Net cash used in financing activities	(316,920)	(21,500)

Net decrease in cash	(1,106,680)	(181,357)
Cash, beginning of period	2,500,381	5,080,445

Cash, end of period	$1,393,701	$4,899,088

Supplemental disclosure of cash flow information:
Cash paid:
Taxes	$4,752	$96,574

Supplemental disclosure of non-cash investing and financing activities:
Conversion of accounts to note receivable	-	693,044
Conversion of That’s Eatertainment note receivable to long term, related party	292,138	-